Exhibit 99.1
CONSENT OF INDEPENDENT VALUATION EXPERT
We hereby consent to the reference to our name and description of our role in the valuation process of KBS Legacy Partners Apartment REIT, Inc. (the “Company”) being included or incorporated by reference in the Company’s Registration Statement on Form S-3 (File No. 333-181777) and the related prospectus, included therein, by being filed on a Current Report on Form 8-K, to be filed on the date hereof.

/s/ CBRE Capital Advisors, Inc.
CBRE Capital Advisors, Inc.

December 11, 2014